CHURCHILL
from nuveen

Shareholder communication
As of 31 Mar 2026

Diversification and discipline: *a winning combination through any cycle*

FOR EXISTING NUVEEN CHURCHILL PRIVATE CAPITAL INCOME FUND SHAREHOLDERS ONLY

Nuveen Churchill Private Capital Income Fund ("PCAP" or the "Fund") is anchored in the core middle market — companies with $20–$100M in EBITDA – a highly diverse and unique intersection of quality, structural discipline and continuous opportunity.

Since inception return performance (%)



-0.1
3.9
5.8
10.7
IG bonds
High Yield
Leveraged loans
PCAP (Class I)

PCAP results:
Rooted in selectivity and experience

Performance data shown represents past performance and does not predict or guarantee future results. None of the indices presented are benchmarks or targets for PCAP. Please see end of document for additional disclosures regarding indices presented. Performance is presented since inception PCAP (Class I) on March 30, 2022 through March 31, 2026. Source: Bloomberg as of March 31, 2026. "High Yield" is represented by the Bloomberg US Corporate High Yield Index. "IG bonds" is represented by the Bloomberg US Corporate Bond Index. "Leveraged loans" is represented by Morningstar LSTA US Leveraged Loan. Returns are measured by annualized returns calculated based on quarterly returns. Refer to 'performance endnotes' for additional important information. Additional information and performance data current to the most recent month-end is available at www.nuveen.com/pcap.

Advantages of our core middle market focus

PCAP — Key Advantages

~5%
AVERAGE OVERLAP

Broad opportunity set and **significant diversification** in the core middle market has resulted in **limited overlap** with majority of non-traded BDCs[1]

42%
AVERAGE LOAN-TO-VALUE

Conservative capital structures and strong **investor protections** complement rigorous underwriting

>50%
OF DEALS FROM ADD-ON FINANCINGS

Growth through scale and M&A drive **continuous deployment opportunities**, while exits to other sponsors create meaningful incumbency advantages[2]

Meaningful opportunity resides in the core middle market

Number of U.S. companies by revenue >$100 million



REVENUE RANGE ($M)
Large corporates $1,000+
Upper middle market $500 - $1,000
Core middle market $100 - $499
3,989
1,819
617
1,553
7,527
2,244
1,261
4,022
Public
Private

Core middle market

- Largest segment among U.S. private companies
- Meaningful U.S. revenue and job growth contribution
- Broad industry and subsector diversity
- Predominantly domestic footprint helps mitigate global macro shock exposure

Number of U.S. companies by revenue > $100 million. Source: S&P Capital IQ, 31 Mar 2026.

Note: All information as of March 31, 2026, unless otherwise indicated. **Past performance does not guarantee future results. See Important Disclosure Information and Risk Factors for additional information.**

1 Average overlap reflects the average percentage of PCAP's portfolio by fair market value (FMV) that overlaps with each of private credit peers' portfolios; individual peer overlap varies. Please see end of document for additional disclosures regarding BDC peers. 2. Add-on financing is based on the total number of deals closed in Q1 2026, but excluding investments in liquid fixed-income securities (including broadly syndicated loans).

NOT FDIC INSURED | NO BANK GUARANTEE | MAY LOSE VALUE

nuveenchurchillpcap.com

Nuveen Churchill Private Capital Income Fund | As of 31 Mar 2026
FOR EXISTING NUVEEN CHURCHILL PRIVATE CAPITAL INCOME FUND SHAREHOLDERS ONLY

A portfolio built to weather cycles

Significant diversification:

330+ portfolio companies across 30 industries (#1 business services at 18%), with no position larger than 1.2% of the portfolio (average 0.3%)

INTEREST COVERAGE:


2.6x
2.1x
PCAP
PEERS

Conservative capital structures[1]:

Modest deal leverage results in ample interest coverage of 2.6x, higher than private credit peers at 2.1x, while low loan-to-value average of 42% compared to private credit peers at 43% allows for significant cushion to help navigate potential issues

LOAN-TO-VALUE:


42%
43%
PCAP
PEERS

Strong credit quality[1]:

Only 1 portfolio company out of 330+ with a loan on non-accrual status, representing 0.01% at cost, well below the private credit peer average of 2.2%, while the watchlist has remained low

NON-ACCRUALS (%, at cost):


0.01
2.2
PCAP
PEERS

Focus on stability[1]:

Limited exposure to public markets and potential volatility with 11% of the portfolio valued using quoted prices (7% in broadly syndicated loans), well below non-traded private credit peers of 15% on average, while software exposure remains low at 6%

SOFTWARE EXPOSURE:


6%
19%
PCAP
PEERS

Portfolio composition[2]



BUSINESS SERVICES	18%
• Commercial/facility services • Staffing and human capital management • Outsourced professional services • Training and education services • Testing, inspection and certification services	
Healthcare and pharmaceuticals	14%
High tech industries	9%
Capital equipment	8%
Construction and building	6%
Banking, finance, insurance	6%
Beverage, food and tobacco	5%
Services: Consumer	5%
Environmental industries	4%
Utilities: Electric	4%

30
INDUSTRIES

~35
YEARS' (AVERAGE BORROWER AGE)[3]

337
NUMBER OF PORTFOLIO COMPANIES

Note: All information as of March 31, 2026, unless otherwise indicated. **Past performance does not guarantee future results. See Important Disclosure Information and Risk Factors for additional information.** Portfolio metrics presented calculated based on the total fair market value of PCAP's investment portfolio, excluding cash and cash equivalents.

1 Data is derived from publicly available information, including U.S. Securities and Exchange Commission filings. **2** Industry diversification based on Moody's Industry Classification Groups **3** Average borrower age excludes any positions in broadly syndicated loans.

NOT FDIC INSURED | NO BANK GUARANTEE | MAY LOSE VALUE

nuveenchurchillpcap.com

Nuveen Churchill Private Capital Income Fund | As of 31 Mar 2026
FOR EXISTING NUVEEN CHURCHILL PRIVATE CAPITAL INCOME FUND SHAREHOLDERS ONLY

Well positioned for disciplined growth

PCAP benefits from a cycle-tested direct middle market lending team and the scale of the Churchill platform with a diverse base of long-term capital sources

Clients want	PCAP has delivered
Income and rate resilience	✓ 96% floating rate loan exposure
Credit quality confidence	✓ Diversified deal sourcing and highly selective underwriting, contributing to low non-accrual rates
Meaningful diversification	✓ Low correlation with public markets with 330+ positions in private middle market, 30 industries
Platform stability, established reputation	✓ Exclusively middle market focused U.S. private capital manager backed by TIAA – Churchill's largest client and ultimate parent
Institutional-quality access	✓ Access to Churchill's long-standing platform serving over 600 institutional clients globally in addition to wealth investors through innovative fund structures

Managed by Churchill Asset Management, an ***award-winning private capital platform*** affiliated with Nuveen and owned by TIAA, PCAP remains committed to delivering institutionally validated stability in an ever-changing investment environment.

PitchBook

#2 MOST ACTIVE U.S. BUYOUTS LENDER IN 2025 BY PITCHBOOK

KBRA

#3 MOST ACTIVE U.S. DIRECT LENDER IN 2025 BY KBRA DLD

Historical portfolio information

PCAP has maintained consistent discipline investing in the core middle market

	2024				2025				2026
	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1
Senior secured debt (%)	90	93	94	96	96	96	96	96	96
Weighted average EBITDA ($mm)	69	75	76	82	85	85	91	87	90
Weighted average interest coverage ratio for our first-lien loans (x)	2.4	2.2	2.2	2.2	2.6	2.4	2.5	2.6	2.6
PIK Income as a % of total investment income[1]	5.4	5.3	4.9	4.6	3.6	3.6	3.8	3.7	4.6
Non-accruals (at cost) (%)	0.0	0.0	0.0	0.4	1.3	1.1	0.4	0.0	0.0

Note: All information as of March 31, 2026, unless otherwise indicated. **Past performance does not guarantee future results. See Important Disclosure Information and Risk Factors for additional information.**

1 Year to date as of the respective period end.

NOT FDIC INSURED | NO BANK GUARANTEE | MAY LOSE VALUE

nuveenchurchillpcap.com

For more information, contact nuveenchurchillpcap.com Financial Professionals 800.752.8700 Investors 833.688.3368 nuveenchurchillpcap.comNOT FDIC INSURED | NO BANK GUARANTEE | MAY LOSE VALUE Important Disclosure Information Forward Looking Statements. This material contains forward-looking statements that involve substantial risks and uncertainties. Such statements involve known and unknown risks, uncertainties and other factors and undue reliance should not be placed thereon. You can generally identify forward-looking statements by our use of forward-looking terminology such as "may," "will," "expect," "intend," "anticipate," "estimate," "believe," "continue" or the negative of these words or other variations on these words or comparable terminology. All statements other than statements of historical facts, including statements regarding our plans and objectives for future operations, and including plans and objectives relating to future growth and availability of funds, are forward-looking statements. Forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about the Fund, our current and prospective portfolio investments, our industry, our beliefs and opinions, and our assumptions. These statements are based on information available to us as of the date hereof and while we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These forward-looking statements involve risks and uncertainties and are based on assumptions that may be incorrect, and we cannot assure you that the projections included in these forward-looking statements will come to pass. Accordingly, there are or will be important factors that could cause our actual results to differ materially from those expressed or implied by the forward-looking statements. The forward-looking statements outlined herein may include statements as to: changes in the markets in which the Fund invests and changes in financial and lending markets generally; an economic downturn and its impact on the ability of the Fund's portfolio companies to operate and the investment opportunities available to the Fund; the impact of geopolitical conditions; interest rate volatility; and the impact of supply chain constraints, labor shortages; and fluctuating levels of inflation. The Fund is providing the information as of this date (unless otherwise specified) and assumes no obligations to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Performance - endnotes: Inception date for Class I shares is 20 Mar 2022. Inception date for Class S and Class D shares: 02 Oct 2023. Total Net Return is calculated as the change in net asset value (“NAV”) per share during the period, plus distributions per share (assuming dividends and distributions are reinvested) divided by the beginning NAV per share. Returns greater than one year are annualized. Inception-to-date (“ITD”) total return for Class S (no/with upfront placement fee): 8.97%/7.65%. ITD total return for Class D (no/with upfront placement fee): 9.84%/9.28%. Quarter-to-date (“QTD”) total return for Class S (no/with upfront placement fee): 0.62%/(2.10)%. QTD total return for Class D (no/with upfront placement fee): 0.80%/(0.34)%. All returns shown assume reinvestment of distributions pursuant to the Fund's distribution reinvestment plan, are derived from unaudited financial information and are net of all expenses, including general and administrative expenses, transaction related expenses, management fees, incentive fees and share class specific fees, but exclude the impact of early repurchase deductions on the repurchase of shares that have been outstanding for less than one year. The returns have been prepared using unaudited data and valuations of the underlying investments in the Fund's portfolio, which are estimates of fair value and form the basis for the Fund's NAV. Valuations based upon unaudited reports from the underlying investments may be subject to later adjustments, may not correspond to realized value and may not accurately reflect the price at which assets could be liquidated. Class I does not charge any upfront selling commissions or dealer manager fees. Returns are annualized for periods longer than one year. Software exposure: As of March 31, 2026, the estimate of software exposure (i) includes any borrower whose business model reflects the operating or structural characteristics of a software company, regardless of its industry classification, and (ii) excludes technology-adjacent companies, such as managed service providers and systems integrators, that may be assigned to 'High-Tech Industries' under Moody's industry classification, but do not derive revenue from the licensing or subscription of proprietary software. As a result, certain borrowers classified within 'High-Tech Industries' in the table above are excluded from the software sector estimate, while certain borrowers classified in other industries are included, based on whether they derive revenue from proprietary software licensing or subscriptions. The foregoing estimates are unaudited, and we believe this estimate is an accurate representation of our software sector exposure. Results will differ, in some cases significantly, if an alternative industry classification methodology were applied. BDC Peer Set: PCAP's peers or peer set ("private credit peers") includes 25 externally managed business development companies comprised of 11 publicly traded BDCs ("traded BDCs" or "traded peers") and 14 non-traded BDCs ("non-traded BDCs" or "non-traded peers") with broad exposure across industries and are not sector-focused. Traded peers include BDCs which had market capitalizations greater than $1 billion as of December 31, 2025. Non-traded peers include BDCs which had effective registration statements as of December 31, 2025 and net asset values in excess of $1 billion as of December 31, 2025. Data is derived from publicly available information, including U.S. Securities and Exchange Commission filings and third-party sources. Comparisons to the peer set are subject to limitations, including differences in strategy, portfolio composition, leverage, fees and reporting, and may not be indicative of relative performance. Source: www.sec.gov and company public disclosures. Index Disclosure Indices are provided for illustrative purposes only and not indicative of any investment. They have not been selected to represent appropriate benchmarks or targets for PCAP. Rather, the indices shown are provided solely to illustrate the performance of well-known and widely recognized indices. Any comparisons herein of the investment performance of PCAP to an index are qualified as follows (i) the volatility of such index will likely be materially different from that of PCAP; (ii) such index will, in many cases, employ different investment guidelines and criteria than PCAP and, therefore, holdings in such fund will differ significantly from holdings of the securities that comprise such index and such fund may invest in different asset classes altogether from the illustrative index, which may materially impact the performance of PCAP relative to the index; and (iii) the performance of such index is disclosed solely to allow for comparison on PCAP’s performance to that of a well-known index. Comparisons to indices have limitations because indices have risk profiles, volatility, asset composition and other material characteristics that will differ from PCAP. The indices do not reflect the deduction of fees or expenses. You cannot invest directly in an index. No representation is being made as to the risk profile of any benchmark or index relative to the risk profile of PCAP presented herein. There can be no assurance that the future performance of any specific investment, or product will be profitable, equal any corresponding indicated historical performance or be suitable for a portfolio. • The Bloomberg US Corporate High Yield Index measures the market of USD-denominated, non- investment grade, fixed-rate, taxable corporate bonds. Securities are classified as high yield if the middle rating of Moody’s, Fitch and S&P is Ba1/BB+/BB+ or below. The index excludes emerging market debt. • The Bloomberg US Corporate Bond Index measures the investment grade, fixed-rate, taxable corporate bond market. It includes USD denominated securities publicly issued by U.S. and non-U.S. industrial, utility and financial issuers. • Morningstar LSTA US Leveraged Loan 100 Index is designed to measure the performance of the 100 largest facilities in the leveraged loan market. Index constituents are market-value weighted, subject to a single loan facility weight cap of 2%. Weighted Average EBITDA includes all private debt investments for which fair value is determined by Churchill PCIF Advisor LLC (the “Adviser”), in its capacity as the Board’s valuation designee (the “Valuation Designee”) and excludes quoted assets. Including all quoted assets, our portfolio companies had a weighted average EBITDA of $186.7M. EBITDA amounts are derived from the most recently available portfolio company financial statements and are weighted based on fair market value of each respective investment. Amounts have not been independently reviewed by us and may reflect a normalized or adjusted amount. Accordingly, we make no representation or warranty in respect of this information. Weighted Average Interest Coverage: The interest coverage ratio calculation is derived from the most recently available portfolio company financial information received by the Adviser and is a weighted average based on the fair market value of each respective first lien loan investment as of its most recent reporting to lenders. Such reporting may include assumptions regarding the impact of interest rate hedges established by borrowers to reduce their exposure to floating interest rates (resulting in a reduced hedging rate being used for the total interest expense in respect of such hedges, rather than any higher rates applicable under the documentation for such loans), even if such hedging instruments are not pledged as collateral to lenders in respect of such loans and do not secure the loans themselves. The interest rate coverage ratio excludes Junior Capital Investments and Equity Co-investments and applies solely to traditional middle market first lien loans held by us, which also excludes any upper middle market or other first lien loans investments that do not have financial maintenance covenants and first lien loans that the Adviser has assigned a risk rating of ‘8’ or higher, as well as any portfolio companies with net senior leverage of 15x or greater. Weighted average loan-to-value represents the net ratio of loan-to-value for each portfolio company, weighted based on the fair value of total applicable private debt investments. Loan-to-value is calculated as the current total net debt through each respective loan tranche divided by the estimated enterprise value of the portfolio company as of the most recently available financial information. Includes all private debt investments for which fair value is determined by the Valuation Designee and excludes quoted assets, as well as investments that the Adviser has assigned an internal risk rating of 8 or higher, investments on non-accrual, and portfolio companies with net leverage of 15x or greater. Amounts are weighted on fair market value of each respective investment. Amounts were derived from the most recently available portfolio company financial statements, have not been independently verified by the Fund, and may reflect a normalized or adjusted amount. Accordingly, the Fund makes no representation or warranty in respect of this information. Data as of latest quarter end. Floating rate: As a percentage of debt investments in PCAP's portfolio. Awards, Honors or Other Rankings: Any published third-party rankings, awards or similar groupings have inherent limitations and qualifications, and are not indicative of the experience of any client or investor or of the future performance of any product described herein. #2 Most Active U.S. Buyouts Lender In 2025 by PitchBook: PitchBook 2025 Annual Lending League Table as of December 31, 2025. Rankings determined by PitchBook Data based on the total number of eligible transactions from January 1, 2025, to December 31, 2025. Eligible transactions include U.S.- based, private equity-backed company deals categorized as buyouts. #3 KBRA Direct Lending Deals’ Lender Mandates as of 31 Dec 2025. Based on eligible transactions from 1 Jan 2025 to 31 Dec 2025. Eligible transactions are U.S. non-syndicated loans to private equity- backed companies. The league table comprises the top 247 lenders. Ranking includes only senior transactions (Traditional Middle Market and Upper Middle Market). Opinions & Trends. Opinions expressed reflect the current opinions of Churchill as of the date appearing in the materials only and are based on Churchill's opinions of the current market environment, which is subject to change. Certain information contained in the materials discusses general market activity, industry or sector trends, or other broad-based economic, market or political conditions and should not be construed as research or investment advice. There can be no assurances that any of the trends described herein will continue or will not reverse. Past events and trends do not imply, predict or guarantee, and are not necessarily indicative of, future events or results. Nuveen Churchill Private Capital Income Fund | As of 31 Mar 2026 FOR EXISTING NUVEEN CHURCHILL PRIVATE CAPITAL INCOME FUND SHAREHOLDERS ONLY

5562131 nuveenchurchillpcap.comNOT FDIC INSURED | NO BANK GUARANTEE | MAY LOSE VALUE Important Disclosure Information This material does not constitute an offer to sell or a solicitation of an offer to buy any security. An offering is made only by a prospectus to individuals who meet minimum suitability requirements. This sales literature must be read in conjunction with a prospectus in order to understand fully all the implications and risks of the offering of securities to which it relates. A copy of the prospectus must be made available to you in connection with such offering. Neither the Securities and Exchange Commission nor any other state securities regulator has approved or disapproved of our securities or determined if the prospectus is truthful or complete. Any representation to the contrary is a criminal offense. These materials and the presentations of which they are a part, and the summaries contained herein, do not purport to be complete and no obligation to update or otherwise revise such information is being assumed. Nothing shall be relied upon as a promise or representation as to the future performance of the Fund. Such information is qualified in its entirety by reference to the more detailed discussions contained elsewhere in the Fund’s prospectus and public filings with the SEC. An investment in the Fund is speculative and involves a high degree of risk. There can be no guarantee that the Fund’s investment objective will be achieved. The Fund may engage in other investment practices that may increase the risk of investment loss. An investor could lose all or substantially all of his, her or its investment. The Fund may not provide periodic valuation information to investors, and there may be delays in distributing important tax information. The Fund’s fees and expenses may be considered high and, as a result, such fees and expenses may offset the Fund’s profits. Diversification does not assure profit or protect against loss. Past performance does not predict future returns. Actual results may vary. Diversification of an investor’s portfolio does not assure a profit or protect against loss. Nuveen Churchill Private Capital Income Fund is a non-exchange traded BDC that expects to invest in private credit investments, including private debt and equity investments, in U.S. middle market companies owned by private equity firms issued in private offerings or issued by private companies. Summary of Risk Factors Investing in our Common Shares involves a high degree of risk. You should purchase these securities only if you can afford the complete loss of your investment. You should read the prospectus carefully for a description of the risks associated with an investment in PCAP. See full information pertaining to “Risk Factors” in the prospectus. Also consider the following: • There is no assurance that we will achieve our investment objective. • You should not expect to be able to sell your Common Shares regardless of how we perform. • You should consider that you may not have access to the money you invest for an extended period of time. • We do not intend to list our Common Shares on any securities exchange, and we do not expect a secondary market in our Common Shares to develop. • Because you may be unable to sell your Common Shares, you will be unable to reduce your exposure in any market downturn. • We have implemented a share repurchase program, but only a limited number of Common Shares are eligible for repurchase and repurchases are subject to available liquidity and other significant restrictions and limitations. See “Share Repurchase Program” and “Risk Factors.” • An investment in our Common Shares is not suitable for you if you need access to the money you invest. See “Suitability Standards” and “Share Repurchase Program.” • We cannot guarantee that we will make distributions, and if we do, we may fund such distributions from sources other than cash flow from operations, including the sale of assets, borrowings, return of capital or offering proceeds, and although we generally expect to fund distributions from cash flow from operations, we have not established limits on the amounts we may pay from such other sources. • Distributions may also be funded in significant part, directly or indirectly, from temporary waivers or expense reimbursements borne by the Adviser or its affiliates, which may be subject to reimbursement to the Adviser or its affiliates. The repayment of any amounts owed to our affiliates will reduce future distributions to which you would otherwise be entitled. • We use and expect to continue to use leverage, which will magnify the potential for loss on amounts invested in us. See “Risk Factors - Risks Related to Debt Financing” • We intend to invest in securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be illiquid and difficult to value. • An investor will pay a sales load of up to 3.50% and offering expenses of up to 0.75% on the amounts it invests in Class S shares. If you pay the maximum aggregate 4.25% for sales load and offering expenses for Class S shares at a purchase price of $25.00, you must experience a total return on your net investment of 4.44% in order to recover these expenses. Additionally, Class S shares are subject to a shareholder servicing and/or distribution fee equal to 0.85% per annum of the aggregate NAV as of the beginning of the first calendar day of the month, payable monthly. • An investor will pay a sales load of up to 1.50% and offering expenses of up to 0.75% on the amounts it invests in Class D shares. If you pay the maximum aggregate 2.25% for sales load and offering expenses for Class D shares at a purchase price of $25.00, you must experience a total return on your net investment of 2.30% in order to recover these expenses. Additionally, Class D shares are subject to a shareholder servicing and/or distribution fee equal to 0.25% per annum of the aggregate NAV as of the beginning of the first calendar day of the month, payable monthly. • An investor will pay offering expenses of up to 0.75% on the amounts it invests in Class I shares. Accordingly, you must experience a total return on your net investment of 0.76% in order to recover the expenses for Class I shares This material must be read in conjunction with the PCAP prospectus in order to fully understand all the implications and risks of an investment in PCAP. This material is neither an offer to sell nor a solicitation of an offer to buy securities. An offering is made only by the prospectus, which must be made available to you prior to making a purchase of shares and is available at nuveenchurchillpcap.com. Prior to making an investment, investors should read the prospectus, including the “Risk Factors” section therein, which contains a discussion of the risks and uncertainties that we believe are material to our business, operating results, prospects and financial condition. Neither the SEC nor any state securities regulator has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense. Securities regulators have also not passed upon whether this offering can be sold in compliance with existing or future suitability or conduct standards, including the “Regulation Best Interest” standard, to any or all purchasers. Any representation to the contrary is a criminal offense. Distributed by Nuveen Securities, LLC, Dealer Manager / Member FINRA. Churchill Asset Management is a registered investment advisor and an affiliate of Nuveen, LLC. For more information, contact nuveenchurchillpcap.com Financial Professionals 800.752.8700 Investors 833.688.3368 Nuveen Churchill Private Capital Income Fund | As of 31 Mar 2026 FOR EXISTING NUVEEN CHURCHILL PRIVATE CAPITAL INCOME FUND SHAREHOLDERS ONLY